UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 18, 2005
                Date of Report (Date of earliest event reported)

                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)

  Mississippi                         0-3683                      64-0471500
(State or other               (Commission File Number)          (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)

248 East Capitol Street, Jackson, Mississippi                       39201
  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:             (601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

On January 18, 2005, Trustmark Corporation issued a press release announcing its financial results for the period ended December 31, 2004. This press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed as part of this Form 8-K:

Exhibit No.       Description
99.1              Press release  announcing  financial results for the period ended December 31, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


BY:   /s/ Richard G. Hickson               BY:    /s/ Zach L. Wasson
      ----------------------                      ------------------
      Richard G. Hickson                          Zach L. Wasson
      Chairman of the Board, President            Treasurer (Principal
      & Chief Executive Officer                   Financial Officer)

DATE: January 18, 2005                     DATE:  January 18, 2005

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                                  EXHIBIT INDEX

99.1 Press release announcing financial results for the period ended December 31, 2004